As filed with the Securities and Exchange Commission on July 30, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09607

Fairholme Funds, Inc.

(Exact name of registrant as specified in charter)

4400 Biscayne Blvd., Suite 900, 9th Floor, Miami, FL	33137
(Address of principal executive offices)	(Zip code)

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code 1-866-202-2263

Date of fiscal year end: November 30

Date of reporting period: May 31, 2008

Item 1.	Report to Stockholders.

VALUE OF $10,000 INVESTED AT INCEPTION (UNAUDITED)

THE FAIRHOLME FUND VS. THE S&P 500

The chart above covers the period from inception of the Fund (December 29, 1999) to the end of the most recent fiscal semi-annual period (May 31, 2008).

The following notes pertain to the chart above as well as the performance table included in the Management Discussion on the following page. Performance information in this report represents past performance and is not a guarantee of future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted within. Any questions you have, including obtaining the latest month-end performance, can be answered by calling the Fund at 1-866-202-2263.

Data for both the S&P 500 Index and the Fund are presented assuming all dividends have been reinvested and do not reflect any taxes that might have been incurred by a shareholder as a result of Fund distributions. The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization and does not reflect any investment management fees or transaction expenses, nor the effects of taxes, fees or other charges.

THE FAIRHOLME FUND

PORTFOLIO MANAGERS’ REPORT

For the Six Months Ended June 30, 2008

This Portfolio Manager’s Report is based on calendar year to date performance through June 30, 2008 and precedes a more formal Management Discussion and Analysis. Opinions of the Portfolio Manager are intended as such, and not as statements of fact requiring attestation. All references to portfolio investments are as of the latest public filing of the Fund’s holdings at the time of publication.

Mutual fund investing involves risks including loss of principal. Performance information quoted herein represents past performance and is not a guarantee of future results. The investment return and principal values of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance information quoted within. The Fund imposes a 2.00% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee, which if imposed, would reduce returns. Any questions you have regarding the latest month-end performance can be obtained by calling shareholder services at 1-866-202-2263 or by visiting the Fund’s website at www.fairholmefunds.com. Additional information regarding the risks of investing in the Fund may be found in the Fund’s current Prospectus. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Investors cannot invest directly in an index. Please refer to the back cover of this document for additional important disclosures.

July 24, 2008

To the Shareholders and Directors of the Fairholme Fund:

Below is a comparison of the Fund’s performance with that of the Standard & Poor’s 500 Index (both with dividends reinvested) for the period ended June 30, 2008:

PERFORMANCE	Six Months Ended 06/30/2008	One Year Ended 06/30/2008	Three Years Ended 06/30/2008	Five Years Ended 06/30/2008	Since Inception 12/29/1999 to 06/30/08
The Fairholme Fund (Cumulative)	-5.90%	-3.47%	32.49%	103.21%	239.86%
S&P 500 Index (Cumulative)	-11.91%	-13.12%	13.81%	44.13%	0.90%
The Fairholme Fund (Annualized)		-3.47%	9.83%	15.24%	15.47%
S&P 500 Index (Annualized)		-13.12%	4.41%	7.58%	0.11%

The Fund’s Expense Ratio is 1%.

THE FAIRHOLME FUND

PORTFOLIO MANAGERS’ REPORT (Continued)

For the Six Months Ended June 30, 2008

Over the last six months, the stock market has been racked with fears about the credit crunch, slowing growth, and soaring energy and food prices. Fears that the economy may enter a bout of 1970s-style stagflation took the Standard & Poor’s 500 down 11.91% on a total return basis. That’s the worst first half for the S&P 500 since 2002. During this difficult period, the Fund’s Net Asset Value declined as well, down 5.90%.

That said, we have been proactive during this trying period, reducing some exposures for investments in other securities we feel have been unjustly punished. Over the eight and a half years since the Fund’s inception, we have lived by the belief that you should be fearful where others are greedy and to be greedy where others are fearful. We continue to ignore the crowd.

For instance, as energy stocks surged this year, we took profits in Canadian Natural Resources, reducing our position to about 7% of net assets as of May 31, down from 15% on Nov. 30, 2007. Oil and gas prices have multiplied since our initial purchases and are now high enough to increase supply and slow demand. Alternative sources such as solar and wind are booming while sales of SUVs and other gas hogs have plunged.

We also halved our position in Berkshire Hathaway in the November-May period. While we have the greatest respect for Chairman Warren Buffett, we made this move because we cannot see how the company can replicate its past stellar performance given its current size and the age of its key personnel. Berkshire should still make good money for shareholders, but not enough to justify so large an investment at prices sold.

With the proceeds of sales, new inflows, and cash held for stressful times, we are buying healthcare stocks, ranging from manufacturers of ethical and generic drugs to health maintenance organizations, at what we consider reasonable or even dirt-cheap valuations. Many of these stocks’ prices fell off the proverbial cliff prior to our purchases and have declined further since we took our initial positions. On May 31, global pharmaceutical giant Pfizer was about 10% of net assets, making it the Fund’s second largest holding. Also in the top ten is WellPoint, a provider of health maintenance organizations and other forms of medical insurance. These fundamentally sound businesses have become fallen angels, as slowing growth, rising costs, and election-year politics stoke investor fear. Still, these are companies with essential products and services and large free cash flows relative to purchase prices.1 We expect them to rise again.

THE FAIRHOLME FUND

PORTFOLIO MANAGERS’ REPORT (Continued)

For the Six Months Ended June 30, 2008

The Fund has added to significant investments in housing-related industries, which are facing perhaps the worst headwinds since the Great Depression of the 1930s. While anticipating a downturn, older and higher-priced purchases now seem premature in the light of current conditions. Nevertheless, buildings and equipment need repair and replacement, and the population continues to grow. In particular, DISH Network, Mohawk Industries, and Sears Holdings continue to generate much cash while awaiting more stable times, and all have rational and opportunistic owner/managers at the helm. Investing is often an exercise in patience, and the drag from the housing bust is giving our patience a good workout.

We have avoided most banks, brokerage firms, and other highly leveraged financial companies given our inability to understand what they own and who they owe. Furthermore, many of these companies are raising capital on terms that are highly dilutive to existing shareholders.

We understand that the recent volatility in financial markets and in the Fund’s daily price can be jolting for shareholders. However, we do not mind such vicissitudes, but do mind permanent loss. Today, shareholders are facing scary headlines while we believe the Fund is buying great businesses at better than reasonable prices, a practice that in the past has produced an outstanding record. Since the Fund’s inception in late December, 1999, it has gained about 240% while the S&P 500 is essentially flat. We are proud of this performance, optimistic about our future, and continue to invest in the professional staff and infrastructure needed to serve our valued shareholders.

Respectfully submitted,

Fairholme Capital Management, L.L.C.

[1]	The Adviser defines free cash flow as the cash a company would generate annually from operations after all cash outlays necessary to maintain the business in its current condition.

THE FAIRHOLME FUND

MANAGEMENT DISCUSSION & ANALYSIS

For the Six Months Ended May 31, 2008

Management Discussion & Analysis

At May 31, 2008, the end of the second fiscal quarter of 2008, the unaudited net asset value (NAV) attributable to the 273,064,014 shares outstanding of The Fairholme Fund (the “Fund”) was $33.54 per share. This compares with an audited net asset value of $32.30 per share at November 30, 2007, and an unaudited net asset value of $32.40 per share at May 31, 2007 (stated NAVs reflect any distributions to shareholders). At June 30, 2008, the unaudited net asset value was $29.98 per share. Performance figures below are shown as of the end of the Fund’s second fiscal quarter at May 31, 2008 and do not match calendar year figures for the period ended June 30, 2008 cited in the Portfolio Manager’s report.

PERFORMANCE	Six Months Ended 05/31/2008	One Year Ended 05/31/2008	Three Years Ended 05/31/2008	Five Years Ended 05/31/2008	Since Inception 12/29/1999 to 05/31/2008
The Fairholme Fund (Cumulative)	6.16%	5.83%	50.60%	130.77%	280.21%
S&P 500 Index (Cumulative)	-4.47%	-6.70%	24.46%	59.41%	10.19%
The Fairholme Fund (Annualized)		5.83%	14.62%	18.21%	17.18%
S&P 500 Index (Annualized)		-6.70%	7.57%	9.77%	1.16%

For the six months ended May 31, 2008, the Fund outperformed the S&P 500 by approximately 10.6% while over the last year the Fund outperformed the S&P 500 by approximately 12.5%. In the opinion of Fairholme Capital Management, L.L.C., the Fund’s (“Manager”), pursuant to the Management agreement adopted by stockholders on May 23, 2008, performance over short intervals is likely to be less meaningful than a comparison of longer periods. Further, shareholders should note that the S&P 500 Index is an unmanaged index incurring no fees, expenses, or tax effects and is shown solely for the purpose of comparing the Fund’s portfolio to an unmanaged and diversified index of 500 large companies.

The following chart discloses the top ten holdings of the Fund at May 31, 2008 listed by their percentage of net assets as well as a chart detailing the top ten categories in which the Fund holds securities, listed by the aggregate percentage of net assets in each of these categories. Portfolio holdings are subject to change without notice.

THE FAIRHOLME FUND

MANAGEMENT DISCUSSION & ANALYSIS (Continued)

For the Six Months Ended May 31, 2008

Top Ten Holdings* (% of Net Assets)		Top Ten Categories (% of Net Assets)
Berkshire Hathaway, Inc.	10.67%	Pharmaceuticals	17.75%
Pfizer, Inc.	10.26%	Diversified Holding Companies	15.43%
Canadian Natural Resources Ltd.	7.35%	Cash and Cash Equivalents**	13.82%
DISH Network Corp.	7.26%	Managed Health Care	7.62%
Sears Holdings Corp.	7.17%	Oil and Gas Producers	7.35%
Wellpoint, Inc.	5.13%	Pay Television Services	7.26%
Leucadia National Corp.	4.76%	Retail Department Stores	7.17%
Forest Laboratories, Inc.	4.11%	Miscellaneous	4.21%
Mohawk Industries, Inc.	3.98%	Carpet - Floor Coverings	3.98%
Mylan Laboratories, Inc.	3.38%	Real Estate Operations	3.14%

	64.07%		87.73%

*	Excludes cash, money market funds and U.S. Treasury bills
**	Includes money market funds and U.S. Government and Agency Obligations

During the six months beginning December 1, 2007, and ending May 31, 2008, the Fund acquired the following securities that were not owned at November 30, 2007 and are listed as portfolio investments at May 31, 2008:

•	AmeriCredit Corp.

•	Echostar Corp. (spin-off)

•	Forest Laboratories, Inc.

•	Mueller Water Products, Inc. Class A

•	Mylan Laboratories, Inc.

•	Pfizer, Inc.

•	The St. Joe Co.

•	United Rentals, Inc.

•	Wellpoint, Inc.

AmeriCredit is a specialty finance company which provides credit to buyers of new and used autos. Echostar Corp. was received as a spin-off from Echostar Inc., subsequently renamed DISH Network Corp., which remains a holding of the Fund. Forest Laboratories and Mylan Laboratories are manufacturers of generic drugs. Pfizer is one of the largest manufacturers of ethical and generic drugs in the world. The St. Joe Company is a real estate development business that is the largest private landowner in the State of Florida. United Rentals is the largest equipment rental company in the world with operations in the U.S., Canada, and Mexico. Wellpoint is the parent organization for a number of health maintenance and health

THE FAIRHOLME FUND

MANAGEMENT DISCUSSION & ANALYSIS (Continued)

For the Six Months Ended May 31, 2008

insurance companies, including Blue Cross/Blue Shield, in a significant number of States. The Fund also substantially increased its investments in several existing portfolio holdings, although such changes may not appear obvious as a result of significant growth of Fund assets during the six month period ended May 31, 2008. During the six months ended May 31, 2008, the Fund added materially to existing holdings in DISH Network Corp., Leucadia National Corp., Mohawk Industries, Inc. and Sears Holdings Corp.

Also, during the six months ended May 31, 2008, the Fund disposed of positions listed at November 30, 2007 and for which no shares were held on May 31, 2008 as follows:

•	Berkshire Hathaway, Inc. Class B

•	Freeport-McMoran Copper & Gold, Inc.

•	Penn West Energy Trust

•	XTO Energy, Inc.

The Fund reduced its holdings of Berkshire given appreciation since purchase and other factors that in the opinion of the Manager justified a reduction of the overall investment, although the Fund continues to retain an investment in Class A shares of Berkshire. Freeport, Penn West, and XTO were sold after energy and commodity prices rose and due to other factors that in the opinion of the Manager justified a reduction in the portfolio weighting of their respective sectors. As of the end of the reporting period, the Fund still retains additional energy-related investments. Shareholders are cautioned that not all additions or dispositions to the portfolio are material, and that while the Fund and its Manager have long-term objectives, it is possible that a security purchased or sold in one period may be sold or purchased in a subsequent period. Generally, the Fund’s Manager determines to buy and sell based on its estimates of the intrinsic values and fundamental dynamics of a particular company and its industry, and not on short-term price movements. However, certain strategies of the Manager in carrying out the Fund’s investment policies may result in shorter holding periods. Investors are further cautioned not to rely on short-term results, both with respect to profits and losses on any individual investment in the Fund, as well as with respect to Fund shares themselves.

Securities whose gains most affected the Fund’s portfolio value (including realized and unrealized gains) for the period included the following:

•	Canadian Natural Resources Ltd.

•	Ensign Energy Services, Inc.

•	Leucadia National Corp.

•	WellCare Health Plans, Inc.

•	Wellpoint, Inc.

THE FAIRHOLME FUND

MANAGEMENT DISCUSSION & ANALYSIS (Continued)

For the Six Months Ended May 31, 2008

In the opinion of the Fund’s investment Manager, the following factors had a bearing on the change in value of the above securities (although other unmentioned factors may have also contributed to price changes): Canadian Natural increased due to higher average oil and gas prices, as well as making further progress on its Horizon Oil Sands Project; Ensign rebounded as demand for energy services did not decline as much as anticipated after a Canadian province changed its royalty regime and oil and gas prices rose, Leucadia shares increased in value as its sizeable investment in Fortescue appreciated, WellCare rose after dropping sharply due to government investigation and speculation regarding a potential buyout, and Wellpoint rebounded after dropping sharply due to lowered earnings expectations.

Securities whose declines most affected the Fund’s portfolio (including realized and unrealized losses) for the period included the following:

•	Berkshire Hathaway, Inc. Class A

•	IDT Corp. Class B

•	Pfizer, Inc.

•	Sears Holdings Corp.

In the opinion of the Fund’s Manager, the following factors had a bearing on the change in value of the above securities (although other unmentioned factors may have also contributed to price changes): Berkshire declined as insurance results softened and some of its housing related subsidiaries saw revenue and profit declines, IDT fell as sizeable operating losses continued to erode its cash position, Pfizer weakened as investors worried about prospective patent expirations and limited visibility for future pharmaceutical products, and Sears declined as concerns increased about the company’s turnaround strategy amid a generally weak retail sales environment attributed to reduced availability of credit due to housing price declines as well as increases in food and fuel costs for the typical family.

The fact that certain securities declined in value does not always indicate that the Manager believes these securities to be less attractive—in fact the Manager believes that some price declines may present significant buying opportunities. However, investors are also cautioned that it is possible that some securities mentioned in this discussion may no longer be owned by the Fund subsequent to the end of the fiscal period and that the Fund may have made significant new purchases that are not yet required to be disclosed. It is the Fund’s general policy not to disclose portfolio holdings other than when required by relevant law or regulation.

The Manager invests Fund assets in securities to the extent it finds sensible investment opportunities and the Fund may invest a significant portion of its assets in liquid low-risk securities or cash. The Fund’s Manager views such liquidity as a strategic asset and may invest a significant portion of its cash and liquid assets in other more risky securities at any time, particularly under situations where markets are

THE FAIRHOLME FUND

MANAGEMENT DISCUSSION & ANALYSIS (Continued)

For the Six Months Ended May 31, 2008

weak or a particular industry’s securities decline sharply in unison. During the period ended May 31, 2008, the Fund’s liquidity (consisting of cash, money-market funds, and U.S. Treasury bills) represented approximately 13.82% of Fund assets. It should be noted that since inception, the Fund has held, on average, a significant percentage of assets in liquid low-risk securities or cash without impacting performance, although there is no guarantee that future performance will not be negatively affected by the Fund’s liquidity.

In the six months ended May 31, 2008, significant cash inflows were recorded by the Fund, largely from new shareholder subscriptions believed to have resulted from attractive performance and publicity about the Fund. The board and management are aware that large cash inflows have the potential to adversely affect Fund performance under certain conditions. However, the Fund’s Manager does not believe that recent inflows have materially affected performance to date. To the contrary, the Manager believes that such cash inflows have helped the Fund make opportunistic investments and that levels of liquidity in the Fund are appropriate given the Manager’s view on liquidity and current investment conditions. Management and the board of the Fund monitor cash inflows and outflows and intend, after consultation with the Fund’s Manager, to take appropriate actions if they believe future performance is likely to be materially impacted. As of the date of this Semi-Annual report, no such actions are immediately contemplated.

The Fund has in recent years increased its holdings of securities domiciled outside of the United States, particularly in Canada, while some of the Fund’s investee companies have also made significant non-U.S. investments. Although it is the intent of the Fund to have the Manager employ a consistent investment philosophy, such investments may, from time to time, expose the Fund to risk of adverse changes resulting from foreign currency fluctuations or other potential risks as described in the Fund’s Statement of Additional Information.

The Fund is also considered to be “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that the Fund can invest greater percentage of its assets in fewer securities than a diversified fund. The Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing the Fund to the risk of unanticipated industry conditions as well as risks specific to a single company.

On May 19, 2008, the Fund held a meeting of its shareholders to approve certain proxy proposals (incorporated herein by reference) relating to the addition of Directors, the replacement of certain fundamental investment policies, and the approval of a new Management Agreement between the Fund and the Manager. On May 19, 2008, two new Directors were elected:, Cesar L. Alvarez and Terry L. Baxter.

THE FAIRHOLME FUND

MANAGEMENT DISCUSSION & ANALYSIS (Continued)

For the Six Months Ended May 31, 2008

The remaining proposals were approved by shareholders effective as of the close of business on May 23, 2008. The two new Directors are Cesar L. Alvarez, Chief Executive Officer of Greenberg Traurig, a national law firm headquartered in Miami, Florida, and Terry L. Baxter, a former executive with White Mountains Insurance Group, Ltd. who has also held various titles with the U.S. Government, most recently as the Managing Director of the National Transportation Safety Board. Management welcomes them and believes their experience and quality advice will be an asset to the Fund.

At a meeting of the Board on July 24, 2007, it was the sense of the independent Directors of the Board that until and unless law or regulation changes that would require the Chairperson of the Board to be independent, having Mr. Berkowitz serve as Chairman of the Board continues to be in the best interest of the Fund and its shareholders, given his experience, commitment, and significant personal investment in the Fund. At the Fund, a majority of the Board is independent of the Manager. Officers and Directors of the Fund have no stock options or restricted stock plans, Officers receive no direct compensation from the Fund, and Directors affiliated with the Manager receive no compensation for being Directors.

The Officers and Directors of the Fund (and their affiliates) continue to have a significant personal stake in the Fund, holding an aggregate 1,285,300 shares as of May 31, 2008. While there is no requirement that officers and directors own shares of the Fund, the officers and directors believe that such holdings help to align the interests of management and the Board with those of the Fund’s shareholders. Since inception, the Fund has been advised by Fairholme Capital Management, L.L.C. Certain directors and officers of Fairholme Funds, Inc. are also members and officers of Fairholme Capital Management, L.L.C., FCM Services, Inc., a wholly owned subsidiary of Fairholme Capital Management, or FCM Advisors, L.L.C., an entity owned by an officer of the Fund. For more complete information about the Fund and its Manager, or to obtain a current prospectus, please visit www.fairholmefunds.com or call 1-866-202-2263.

THE FAIRHOLME FUND

EXPENSE EXAMPLE

May 31, 2008 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: direct costs, which may include, but are not limited to, transaction fees at some broker-dealers, custodial fees for retirement accounts, redemption fees (on shares redeemed within 60 days of purchase), and wire transfer fees. As a shareholder, you also incur indirect costs, such as the management and administration fees paid to the Manager of the Fund.

The example below is intended to help you understand your indirect costs (also referred to as “ongoing costs” and measured in dollars) when investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example below is based on an investment of $1,000 invested in the Fund at December 1, 2007 and held for the entire six month period ending May 31, 2008.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you had invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for the period presented. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses that you paid for the period presented. However, you may use this information to compare ongoing costs of investing in the Fund with the ongoing costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% examples that appear in the shareholder reports of other funds.

THE FAIRHOLME FUND

EXPENSE EXAMPLE (Continued)

May 31, 2008 (Unaudited)

Please note that the column titled “Expenses Paid During the Period” in the table below is meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, does not reflect any direct costs, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your total costs would be higher.

	Beginning Account Value December 1, 2007	Ending Account Value May 31, 2008	Expenses Paid During the Period* December 1, 2007 Through May 31, 2008
Actual	$1,000.00	$1,061.60	$5.15
Hypothetical
(5% return before expenses)	$1,000.00	$1,020.00	$5.05

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the one-half year period). The Fund’s ending account value on the first line in the table is based on its actual total return of 6.16% for the six-month period of December 1, 2007 to May 31, 2008.

THE FAIRHOLME FUND

SCHEDULE OF INVESTMENTS

May 31, 2008 (Unaudited)

Shares		Value
	DOMESTIC EQUITY SECURITIES — 71.42%
	BUILDING MATERIALS — 2.29%
6,170,000	USG Corp. (a)(b)	$210,088,500

	CARPET - FLOOR COVERINGS — 3.98%
4,856,053	Mohawk Industries, Inc. (a)(b)	364,592,459

	COMMERCIAL SERVICES & SUPPLIES — 1.84%
8,177,200	United Rentals, Inc. (a)(b)	168,368,548

	COMMUNICATIONS EQUIPMENT — 1.95%
4,787,144	Echostar Corp. (a)	178,751,957

	CONSUMER FINANCE — 1.68%
11,341,800	AmeriCredit Corp. (a)(b)	154,135,062

	DIVERSIFIED HOLDING COMPANIES — 15.43%
7,256	Berkshire Hathaway, Inc. Class A (a)	977,020,400
8,033,974	Leucadia National Corp.	436,244,788

		1,413,265,188

	INDUSTRIAL VALVES — 1.00%
304,600	Mueller Water Products, Inc. Class A (b)	3,085,598
8,898,600	Mueller Water Products, Inc. Class B (b)	88,096,140

		91,181,738

	MANAGED HEALTH CARE — 7.62%
4,125,200	WellCare Health Plans, Inc. (a)(b)	227,628,536
8,411,700	Wellpoint, Inc. (a)	469,541,094

		697,169,630

	NEWSPAPERS: PUBLISHING AND PRINTING — 0.02%
45,551	Daily Journal Corp. (a)	1,867,591

	PAY TELEVISION SERVICES — 7.26%
18,938,324	DISH Network Corp. (a)	664,924,556

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

SCHEDULE OF INVESTMENTS (Continued)

May 31, 2008 (Unaudited)

Shares		Value
	PHARMACEUTICALS — 17.75%
10,490,500	Forest Laboratories, Inc. (a)	$376,713,855
23,176,200	Mylan Laboratories, Inc. (b)	309,402,270
48,529,900	Pfizer, Inc.	939,538,864

		1,625,654,989

	REAL ESTATE OPERATIONS — 3.14%
82,126	Homefed Corp. (a)	4,106,300
7,396,000	The St. Joe Co. (b)	283,858,480

		287,964,780

	RETAIL DEPARTMENT STORES — 7.17%
7,749,271	Sears Holdings Corp. (a)(b)	656,518,239

	TELECOMMUNICATIONS — 0.29%
5,691,000	IDT Corp. Class B (b)	20,316,870
1,929,500	IDT Corp. (b)	6,367,350

		26,684,220

TOTAL DOMESTIC EQUITY SECURITIES (COST $5,937,934,100)		6,541,167,457

	FOREIGN EQUITY SECURITIES — 10.30%
	CANADA — 10.19%
	OIL & GAS DRILLING — 2.84%
11,659,200	Ensign Energy Services, Inc. (b)	260,384,106

	OIL & GAS PRODUCERS — 7.35%
6,872,900	Canadian Natural Resources Ltd.	673,200,555

	TOTAL CANADA	933,584,661

	UNITED KINGDOM — 0.11%
	DIVERSIFIED FINANCIAL SERVICES — 0.11%
3,924,439	JZ Equity Partners PLC	10,067,249

TOTAL FOREIGN EQUITY SECURITIES (COST $497,833,567)		943,651,910

	MISCELLANEOUS
	INVESTMENTS — 4.21% (c)
	(COST $378,657,757)	385,146,639

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

SCHEDULE OF INVESTMENTS (Continued)

May 31, 2008 (Unaudited)

Principal		Value
	CORPORATE BONDS — 0.99%
	COMMERCIAL SERVICES & SUPPLIES — 0.82%
$87,665,000	United Rentals, Inc. 7.75%, 11/15/13 (b)	$75,172,737

	CONSUMER FINANCE — 0.17%
19,500,000	AmeriCredit Corp. 8.50%, 7/1/15 (b)	15,721,875

TOTAL CORPORATE BONDS (COST $91,324,528)		90,894,612

	U.S. GOVERNMENT OBLIGATIONS — 10.90%
$100,000,000	T-Bill 1.28%, 06/05/2008 (d)	99,985,833
150,000,000	T-Bill 0.71%, 06/19/2008 (d)	149,947,050
100,000,000	T-Bill 1.33%, 06/26/2008 (d)	99,907,639
100,000,000	T-Bill 1.36%, 07/03/2008 (d)	99,880,445
100,000,000	T-Bill 1.30%, 07/10/2008 (d)	99,860,792
150,000,000	T-Bill 1.14%, 07/17/2008 (d)	149,785,333
150,000,000	T-Bill 1.24%, 07/24/2008 (d)	149,726,535
150,000,000	T-Bill 1.66%, 08/07/2008 (d)	149,481,600

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $998,637,189)		998,575,227

Shares
	MONEY MARKET FUND — 2.92%
267,525,462	Dreyfus Treasury Prime Cash Management 1.39% (e)	267,525,462

TOTAL MONEY MARKET FUND (COST $267,525,462)		267,525,462

TOTAL INVESTMENTS (COST $8,171,912,603) — 100.74%		9,226,961,307

	LIABILITIES IN EXCESS OF OTHER ASSETS — (0.74)%	(68,173,080)

TOTAL NET ASSETS — 100.00%		$9,158,788,227

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

SCHEDULE OF INVESTMENTS (Continued)

May 31, 2008 (Unaudited)

Percentages are stated as a percent of net assets.

(a)	Non-income producing securities.

(b)	Affiliated Company. See note 8.

(c)	Represents previously undisclosed securities which the Fund has held for less than one year.

(d)	Rates shown are the effective yields based on the purchase price. The calculation assumes the security is held to maturity.

(e)	Annualized based on the 1-day yield as of May 31, 2008.

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

STATEMENT OF ASSETS & LIABILITIES

May 31, 2008 (Unaudited)

Assets
Investments, at Fair Value:
Unaffiliated Issuers (Cost — $5,229,431,795)	$6,383,224,537
Affiliated Issuers (Cost — $2,942,480,808)	2,843,736,770

Total Investment, at Fair Value (Cost — $8,171,912,603)	9,226,961,307
Dividends and Interest Receivable	6,239,530
Receivable for Capital Shares Sold	45,340,048
Receivable for Investments Sold	29,111,302

Total Assets	9,307,652,187

Liabilities
Payable for Capital Shares Redeemed	2,664,960
Payable for Investments Purchased	138,399,986
Accrued Management Fees	7,396,891
Other Liabilities	402,123

Total Liabilities	148,863,960

Net Assets
Paid-In Capital	7,789,286,252
Accumulated Undistributed Net Investment Loss	(8,429,117)
Net Accumulated Realized Gain on Investments and Foreign Currency Related Transactions	323,428,610
Net Unrealized Appreciation on Investments and Foreign Currency Related Transactions	1,054,502,482

NET ASSETS	$9,158,788,227

Shares of Common Stock Outstanding* ($0.0001 par value)	273,064,014

Net Asset Value, Offering and Redemption Price Per Share ($9,158,788,227 / 273,064,014 shares)	$33.54

*	300,000,000 shares authorized in total.

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended May 31, 2008
Investment Income
Interest — Unaffiliated Issuers	$17,679,130
Interest — Affiliated Issuers	728,153
Dividends — Unaffiliated Issuers (net of $722,785 in foreign taxes withheld)	13,633,536
Dividends — Affiliated Issuers (net of $306,436 in foreign taxes withheld)	2,058,583

Total Investment Income	34,099,402

Expenses
Management Fees	36,752,752
Proxy Related Expenses	559,230

Total Expenses	37,311,982

Net Investment Loss	(3,212,580)

Realized and Unrealized Gain on Investments
Net Realized Gain (Loss) on Investments
Unaffiliated Issuers	336,142,764
Affiliated Issuers	(7,980,993)
Net Realized Loss on Foreign Currency Related Transactions	(149,545)
Net Change in Unrealized Appreciation on Investments and Foreign Currency Related Transactions	186,249,361

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Related Transactions	514,261,587

NET INCREASE IN NET ASSETS FROM OPERATIONS	$511,049,007

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended May 31, 2008 (Unaudited)	For the Fiscal Year Ended November 30, 2007
CHANGE IN NET ASSETS
From Operations
Net Investment Income (Loss)	$(3,212,580)	$44,305,617
Net Realized Gain on Investments and Foreign Currency Related Transactions	328,012,226	97,108,378
Net Change in Unrealized Appreciation on Investments and Foreign Currency Related Transactions	186,249,361	374,820,723

Net Increase in Net Assets from Operations	511,049,007	516,234,718

From Distributions to Shareholders
Net Investment Income	(43,545,867)	(31,045,071)
Net Realized Capital Gains from Security Transactions	(98,314,749)	(21,983,878)

Net Decrease in Net Assets from Distributions	(141,860,616)	(53,028,949)

From Capital Share Transactions
Proceeds from Sale of Shares	2,802,759,721	3,089,980,677
Shares Issued in Reinvestment of Dividends	134,547,239	50,028,063
Redemption Fees	577,308	606,807
Cost of Shares Redeemed	(611,293,776)	(842,269,376)

Net Increase in Net Assets from Shareholder Activity	2,326,590,492	2,298,346,171

NET ASSETS
Net Increase in Net Assets	2,695,778,883	2,761,551,940
Net Assets at Beginning of Period	6,463,009,344	3,701,457,404

Net Assets at End of Period	$9,158,788,227	$6,463,009,344

Accumulated Undistributed Net Investment Income (Loss)	$(8,429,117)	$38,329,330

SHARES TRANSACTIONS
Issued	88,172,163	99,777,061
Reinvested	4,300,008	1,705,696
Redeemed	(19,487,490)	(27,308,635)

Net Increase in Shares	72,984,681	74,174,122
Shares Outstanding at Beginning of Period	200,079,333	125,905,211

Shares Outstanding at End of Period	273,064,014	200,079,333

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

FINANCIAL HIGHLIGHTS

	For the Six Months Ended May 31, 2008 (Unaudited)		For the Fiscal Year Ended Nov. 30, 2007	For the Fiscal Year Ended Nov. 30, 2006		For the Fiscal Year Ended Nov. 30, 2005	For the Fiscal Year Ended Nov. 30, 2004	For the Fiscal Year Ended Nov. 30, 2003
NET ASSET VALUE, BEGINNING OF PERIOD	$32.30		$29.40	$25.45		$22.36	$18.08	$15.14

Investment Operations
Net Investment Income/(Loss)	(0.02	)**	0.26 **	0.31	**	0.38 **	0.01	(0.02)
Net Realized and Unrealized Gain on Investments	1.96		3.05	4.34		3.31	4.28	3.09

Total from Investment Operations	1.94		3.31	4.65		3.69	4.29	3.07

Distributions
From Net Investment Income	(0.22)		(0.24)	(0.22)		(0.07)	—	(0.00)*
In Excess of Net Investment Income	—		—	—		—	—	(0.03)
From Realized Capital Gains	(0.48)		(0.17)	(0.48)		(0.53)	(0.01)	(0.10)

Total Distributions	(0.70)		(0.41)	(0.70)		(0.60)	(0.01)	(0.13)

NET ASSET VALUE, END OF PERIOD	$33.54		$32.30	$29.40		$25.45	$22.36	$18.08

TOTAL RETURN	6.16	% (b)	11.42%	18.71%		16.84%	23.71%	20.50%
Ratios/Supplemental Data
Net Assets, End of Period (in 000’s)	$9,158,788		$6,463,009	$3,701,457		$1,440,868	$235,018	$88,968
Ratio of Expenses to Average Net Assets:
Before Expenses Reimbursed	1.00	% (a)	1.00%	1.00%		1.00%	1.00%	1.00%
After Expenses Reimbursed	1.00	% (a)	1.00%	1.00	%***	1.00%	1.00%	1.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.08	)%(a)	0.85%	1.12%		1.55%	0.05%	(0.13)%
Portfolio Turnover Rate	38.95	% (b)	14.10%	20.27%		37.36%	23.33%	12.66%

*	Represents less than $0.01.
**	Based on average shares outstanding.
***	Expenses reimbursed represent less than 0.01%.
(a)	Annualized.
(b)	Not Annualized.

The accompanying notes are an integral part of the financial statements.

THE FAIRHOLME FUND

NOTES TO FINANCIAL STATEMENTS

May 31, 2008 (Unaudited)

Note 1. Organization

Fairholme Funds, Inc. (the “Company”), a Maryland corporation, is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Company’s Articles of Incorporation permit the Board of Directors of the Company (the “Board” or the “Directors”) to issue 400,000,000 shares of common stock at $.0001 par value. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any shares not issued with the respect to such series. 300,000,000 shares of one series have been allocated, which shares constitute the interests in the The Fairholme Fund (the “Fund”), a non-diversified fund. The Fund’s investment objective is to provide long-term growth of capital. Under normal circumstances the Fund seeks to achieve its objective by investing in equity securities of public companies, including but not limited to, common stocks, partnership interests, business trust shares, convertible securities, and rights and warrants to subscribe for the purchase of such equity securities without regard to market capitalization or other categorizations; and holding a focused portfolio of equity securities. Fairholme Capital Management, L.L.C. (the “Manager”) serves as investment adviser to the Fund.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities, which are traded on any exchange or on the NASDAQ over-the-counter market, are generally valued at the last quoted sale price or using such other valuation methods that the Manager believes would provide a more accurate indication of fair value. Lacking a last sale price, a security is valued at its last bid price. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Manager determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Manager, in conformity with guidelines adopted by and subject to review of the Directors.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Manager believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal

THE FAIRHOLME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2008 (Unaudited)

institutional-size trading units of debt securities in addition to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Manager, subject to review of the Directors. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or long-term securities which are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Manager and the Board have determined will approximate fair value.

Federal Income Taxes: The Fund intends to qualify each year as a “Regulated Investment Company” under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes all of its net investment income and any realized capital gains.

Dividends and Distributions: The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long-term capital gains and its net short-term capital gains at least once a year.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) fair value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of gains and losses on investment securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of both contingent assets and liabilities, at the date of the financial statements; and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

Other: The Fund follows industry practice and accounts for security transactions on the trade date for financial statement purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are

THE FAIRHOLME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2008 (Unaudited)

amortized over the life of the respective securities using the constant yield method. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuation in exchange rates. The Fund may invest in countries that require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

Note 3. Related Party Transactions

The Manager is a Delaware limited liability company and is registered with the Securities and Exchange Commission as an investment adviser. The Manager’s principal business and occupation is to provide financial management and advisory services to individuals, corporations, and other institutions throughout the world. The Fund pays the Manager for its advisory and administrative services, an annualized management fee equal to 1.00% (0.50% of which are investment advisory fees and 0.50% for administrative and other services) of the average net assets of the Fund, such fees to be computed daily based upon the daily average net assets of the Fund. Pursuant to an Operating Services Agreement, the Fund’s Manager is responsible for paying all the Fund’s expenses except commissions and other brokerage fees, taxes, interest, litigation expenses and other extraordinary expenses. The Fund paid commissions and other brokerage fees and shared equally with the Manager, as approved by the Board of Directors, in paying expenses related to the recent proxy, but did not incur any additional extraordinory expenses during the period. The Manager earned $36,752,752 for their services during the six months ended May 31, 2008. Certain directors and officers of the Fund are also members and officers of the Manager or its affiliates.

Note 4. Investments

For the six months ended May 31, 2008, purchases and sales of investment securities, other than short-term investments, aggregated $4,660,642,210, and $2,362,690,524, respectively.

THE FAIRHOLME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2008 (Unaudited)

Note 5. Tax Matters

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation/(depreciation) of investments at May 31, 2008 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
The Fairholme Fund	$8,178,670,003	$1,441,357,931	$(393,066,627)	$1,048,291,304

The difference between book basis and tax basis net unrealized appreciation/ (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

The Fund’s tax basis capital gains are determined only at the end of each fiscal year. As of November 30, 2007, the components of distributable earnings on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$86,735,413
Undistributed Capital Gain	49,907,591
Unrealized Appreciation	863,670,581

$1,000,313,585

Note 6. Distribution to Shareholders

Ordinary income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The tax character of dividends and distributions paid by the Fund was as follows:

	For the Six Months Ended May 31, 2008 (Unaudited)	For the Fiscal Year Ended November 30, 2007
Distributions paid from:
Ordinary Income	$43,545,867	$31,045,071
Short-Term Capital Gain	48,406,981	—
Long-Term Capital Gain	49,907,768	21,983,878

	$141,860,616	$53,028,949

THE FAIRHOLME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2008 (Unaudited)

Note 7. Recent Accounting Pronouncements

FASB Interpretation 48

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 (FIN 48), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006 (December 1, 2007 for the Fund); with early application permitted if no interim financial statements have been issued. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. The Fund adopted FIN 48 on December 1, 2007. The effect of adopting FIN 48 for the Fund does not have a material impact on the Fund’s financial statements.

FASB Interpretation 157

In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007. The Fund adopted SFAS No. 157 on December 1, 2007. Adoption of SFAS No. 157 has made no material impact on the Fund’s financial statements.

FAS 157 — Summary of Fair Value Exposure at May 31, 2008

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1	—	Quoted prices in active markets for identical securities.

Level 2	—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3	—	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

THE FAIRHOLME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2008 (Unaudited)

The following is a summary of the inputs used, as of May 31, 2008, in valuing the Fund’s investments carried at fair value:

Description	Total	Level 1 – Quoted prices in active markets for identical assets	Level 2 – Significant other observable inputs		Level 3 – Significant unobservable inputs
Assets:
Investments
Affiliated Issuers	$2,843,736,770	$2,752,842,158	$90,894,612		$—
Unaffiliated Issuers	6,383,224,537	5,384,649,310	998,575,227	[a]	$—

Total	$9,226,961,307	$8,137,491,468	$1,089,469,839		$—

[a]	Represents U.S. Treasury Bills.

FASB Interpretation 161

In March 2008, the FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities. The provisions are effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

THE FAIRHOLME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2008 (Unaudited)

Note 8. Transactions in Shares of Affiliates*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate fair value of all securities of affiliated companies held in the Fund as of May 31, 2008 amounted to $2,843,736,770 representing 31.05% of net assets. Transactions in the Fund during the six months ended May 31, 2008 in which the issuer was an “affiliated person” are as follows:

	November 30, 2007		Gross Additions		Gross Deductions
	Shares/ Par Value	Cost	Shares/ Par Value	Cost	Shares/ Par Value
AmeriCredit Corp.	—	$—	11,341,800	$147,805,481	—
Ensign Energy Services, Inc.	12,379,200	222,800,507	360,500	4,539,179	1,080,500
IDT Corp.	1,467,700	16,285,321	461,800	2,562,637	—
IDT Corp. - Class B	5,856,000	68,023,827	—	—	165,000
Mohawk Industries	3,598,953	282,807,216	1,479,900	107,435,774	222,800
Mueller Water Products - Class A	—	—	360,200	3,340,390	55,600
Mueller Water Products - Class B	8,531,000	124,268,214	367,600	3,473,600	—
Mylan, Inc.	—	—	23,176,200	264,156,938	—
Sears Holdings Corp.	3,705,371	474,696,729	4,043,900	384,971,850	—
The St. Joe Co.	—	—	8,189,400	269,385,244	793,400
United Rentals, Inc.	—	—	8,177,200	155,001,591	—
USG Corp.	5,038,200	218,731,408	2,079,900	70,909,130	948,100
WellCare Health Plans	4,067,000	143,334,944	58,200	2,462,532	—
AmeriCredit Corp. 8.50%, 7/1/15	$—	—	$19,500,000	15,165,104	$—
United Rentals, Inc. 7.75%, 11/15/13	$—	—	$87,665,000	76,159,425	$—

Total		$1,550,948,166		$1,507,368,875

*	As a result of the Fund’s beneficial ownership of the common stock of these companies, it may be deemed that the Fund is an affiliate of the respective issuers, as required by the 1940 Act.

THE FAIRHOLME FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

May 31, 2008 (Unaudited)

Gross Deductions	May 31, 2008		Fair Value	Realized Gain (Loss)	Investment Income
Cost	Shares/ Par Value	Cost
$—	11,341,800	$147,805,481	$154,135,062	$—	$—
23,808,906	11,659,200	203,530,780	260,384,106	(2,416,536)	1,736,471
—	1,929,500	18,847,958	6,367,350	—	—
1,783,152	5,691,000	66,240,675	20,316,870	(668,948)	—
16,787,304	4,856,053	373,455,686	364,592,459	(772,810)	—
515,005	304,600	2,825,385	3,085,598	61,687	10,661
—	8,898,600	127,741,814	88,096,140	—	311,451
—	23,176,200	264,156,938	309,402,270	—	—
—	7,749,271	859,668,579	656,518,239	—	—
28,269,515	7,396,000	241,115,729	283,858,480	3,151,088	—
—	8,177,200	155,001,591	168,368,548	—	—
44,672,351	6,170,000	244,968,187	210,088,500	(7,335,474)	—
—	4,125,200	145,797,476	227,628,536	—	—
—	$19,500,000	15,165,104	15,721,875	—	185,882
—	$87,665,000	76,159,425	75,172,737	—	542,271

$115,836,233		$2,942,480,808	$2,843,736,770	$(7,980,993)	$2,786,736

Note 9. Indemnifications

Under the Fund’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provided general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on its experience to date, the Fund expects the risk of loss to be remote.

THE FAIRHOLME FUND

ADDITIONAL INFORMATION

May 31, 2008

Board of Directors (unaudited)

The Board of Directors has overall responsibility for conduct of the Company’s affairs. The day-to-day operations of the Fund are managed by the Manager, subject to the Bylaws of the Company and review by the Board. The Directors, including those Directors who are also officers of the Company, are listed below.

Name, Age & Address†	Position(s) Held with the Company	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Director	Other Directorships Held by Director
Bruce R. Berkowitz* Age 49	Director, President	Mr. Berkowitz has served as a Director of the Company since its inception on December 29, 1999.	Managing Member, Fairholme Capital Management, LLC, a registered investment adviser, since October 1997.	1	Director, TAL International Group, Inc.; Director, White Mountains Insurance Group, Ltd.

Cesar L. Alvarez* Age 61	Director	Mr. Alvarez has served as a Director of the Company since May 19, 2008.	Chief Executive Officer of Greenberg Traurig, P.A. since 1997.	1	Chairman, Board of Directors, Pediatrix Medical Group, Inc.; Co-Leading Director, Watsco, Inc.; Director, Intrexon Corporation; Director, Texpack, Inc.

Keith D. Trauner* Age 50	Director	Mr. Trauner has served as a Director of the Company since January 2002.	Portfolio Manager Analyst, and Chief Compliance Officer, Fairholme Capital Management LLC, a registered investment adviser since February 1999.	1	None

Terry L. Baxter Age 62	Independent Director	Mr. Baxter has served as a Director of the Company since May 19, 2008.	Retired. Prior thereto from 1993 to 2002, President, Fund American Enterprises; Chairman of the Board, Source One Mortgage Services Corp.; and President of White Mountain Holdings.	1	Director, Main Street American Group.

*	Mr. Berkowitz, Mr. Trauner and Mr. Alvarez are each an affiliated person as defined in the 1940 Act of the Company because of their affiliation with the manager.
**	Each Director serves for an indefinite term.
†	Unless otherwise indicated, the address of each Director of the Company is 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137

THE FAIRHOLME FUND

ADDITIONAL INFORMATION (Continued)

May 31, 2008

Board of Directors (unaudited)

Name, Age & Address†	Position(s) Held with the Company	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years	Funds Overseen by Director	Other Directorships Held by Director
Howard S. Frank Age 67	Independent Director	Mr. Frank has served as a Director of the Company since May 7, 2007.	Vice Chairman and Chief Operating Officer, Carnival Corporation & plc.	1	Chairman, Steamship Mutual Trust; Vice Chairman, New World Symphony

Avivith Oppenheim, Esq. Age 57	Independent Director	Ms. Oppenheim has served as a Director of the Company since its inception on December 29, 1999.	Attorney-at-Law.	1	None

Leigh Walters, Esq. Age 62	Independent Director	Mr. Walters has served as a Director of the Company since its inception on December 29, 1999.	Vice-President and Director, Valcor Engineering Corporation. Attorney-at-Law.	1	Director, Valcor Engineering Corporation

*	Mr. Berkowitz, Mr. Trauner and Mr. Alvarez are each an affiliated person as defined in the 1940 Act of the Company because of their affiliation with the manager.
**	Each Director serves for an indefinite term.
†	Unless otherwise indicated, the address of each Director of the Company is 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137

THE FAIRHOLME FUND

ADDITIONAL INFORMATION (Continued)

May 31, 2008

Proxy Voting Policies, Procedures and Records (unaudited)

The Company has adopted policies and procedures which provide guidance and set forth parameters for the voting of proxies relating to securities held in the Fund’s portfolio. These policies, procedures and records for the twelve month period ended June 30, 2007 are available to you upon request and free of charge by writing to the Fairholme Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI, 53201-0701, by calling shareholder services toll free at 1-866-202-2263, or by visiting the Company’s website at www.fairholmefunds.com. The Company’s proxy voting policies, procedures, and records may also be obtained by visiting the Securities and Exchange Commission website at www.sec.gov. The Company shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

N-Q Filing (unaudited)

The SEC has adopted the requirement that all funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. The Fairholme Fund files Form N-Q for the fiscal quarters ending February 28 (February 29 during leap year) and August 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fairholme Fund Forms N-Q will be available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

Shareholder Tax Information (unaudited)

The Fairholme Fund designated $49,907,768 (35.18%) of total distributions paid during the six months ended May 31, 2008, as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The information below is reported from the Fund’s fiscal year and not calendar year, therefore, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in 2009 to determine the calendar year amounts to be included on their 2008 tax returns. Shareholders should consult their own tax advisors.

Please note that, for the six months ended May 31, 2008, the respective percentages of ordinary income distributions paid by the Fairholme Fund which consist of qualified dividend income for individuals, are as follows:

Distribution Period	Percentage
December, 2007	55.55%

THE FAIRHOLME FUND

ADDITIONAL INFORMATION (Continued)

May 31, 2008

Approval of Investment Advisory Agreement (unaudited)

On March 18, 2008, the Board of Directors of Fairholme Funds Inc., with all independent directors voting separately, approved certain revisions to the Investment Advisory Agreement and Operating Services Agreement (the “Agreements”). The directors requested that they be provided certain information under 15(c) of the 1940 Act in connection with their consideration of the approval of the Agreements. The Manager provided such information in a letter to the Board (the “Section 15(c) Response Letter”). As required by Section 15(c) and relevant court decisions, the Directors considered a variety of factors when contemplating the approval of revisions to the Agreements.

The Management Agreement (the “Management Agreement”) combined the terms and fees of the Agreements between the Company, on behalf of the Fund, and the Manager. As a result, adoption of the Management Agreement (i) resulted in an increase in the advisory fee payable by the Fund to the Manager from an annual rate of 0.50% to an annual rate of 1.00%, based on average daily net assets of the Fund and (ii) incorporated the material terms of the Operating Services Agreement. The Fund terminated the Operating Services Agreement with the Manager and eliminated the operating services fee at an annual rate of 0.50%, based on the average daily net assets of the Fund, payable under that Agreement.

In determining whether to approve the Management Agreement and to recommend its approval to stockholders, the Directors reviewed and considered the following factors and the information made available to them at the Meeting relating to such factors, in addition to other information they deemed relevant, and reached the following conclusions.

A. Nature and Quality of Services Provided

The Directors considered information provided by the Manager concerning the changes to the existing investment advisory agreement relating to the services to be performed for the Fund by the Manager pursuant to the Management Agreement and information concerning the nature, extent and quality of investment advisory and other operational services to be provided, or overseen, by the Manager. The Directors reviewed the information concerning the personnel responsible for the day-to-day management of the Fund, the Manager’s research capability and overall reputation and the Manager’s planned staffing levels. They considered the Manager’s addition of new personnel and assurances from the Manager that it would continue to have the expertise and resources necessary to provide the advisory and administrative services required by the Fund. They also considered the

THE FAIRHOLME FUND

ADDITIONAL INFORMATION (Continued)

May 31, 2008

Manager’s commitment to the Fund as evidenced by the share ownership in the Fund by the management/owners of the Manager and the relationship between the Manager, who founded the Fund, and the Fund’s shareholders.

The Directors considered the Manager’s compliance policies and procedures, which include policies designed to ensure the Fund’s compliance with its investment objective, policies and restrictions and other laws and regulatory requirements applicable to the Fund and to address the Manager’s conflicts of interest in providing services to the Fund and to other advisory clients, including the Manager’s allocation policies. The Directors also considered regulatory audits of the Fund and the Manager in consultation with legal counsel

The Directors did not compare the services provided by the Manager to the Fund with the services provided by Manager to its other advisory accounts. They determined not to compare these services because the services provided by the Manager to its other advisory accounts are materially different from the services provided by the Manager to the Fund. They noted that the services differ because the Manager’s other advisory accounts have different investment strategies, can invest in certain instruments to a greater extent than the Fund and require different investor services.

Based on this review, the Directors concluded that the range and quality of services provided by the Manager to the Fund were appropriate and were expected to continue under the Management Agreement.

B. Investment Performance

The Directors considered information comparing the investment performance of the Fund with the investment performance of its comparative index and other similarly situated mutual funds. They reviewed information concerning the securities held by the Fund that appreciated or depreciated by more than $25 million over the period beginning January 1, 2007 and ended December 31, 2007.

The Directors considered that the Fund had outperformed its relevant index from commencement of the 2007 fiscal year through November 30, 2007 by 6.86%. They noted that since inception through November 30, 2007, the Fund had a cumulative return of 261.17% compared to a cumulative return of 14.55% for the S&P 500 Index over the same period. The Directors noted that Morningstar Investments (“Morningstar”), a mutual fund information clearinghouse, ranks the Fund as a five-star fund in its large-cap blend category.

The Directors reviewed information comparing the Fund’s performance with the performance of similarly situated mutual funds selected by the Manager. They

THE FAIRHOLME FUND

ADDITIONAL INFORMATION (Continued)

May 31, 2008

noted that the Fund’s annualized returns of -3.61% from January 1, 2008 to March 11, 2008 and of 11.79% and 19.25% over the 3-year and 5-year periods, respectively, were comparable to the average returns of the selected funds of -9.77% from January 1, 2008 to March 11, 2008 and of 4.59% and 12.65% over the 3-year and 5-year periods, respectively.

Based upon these factors, the Directors concluded that the Manager had achieved excellent performance and management results for the Fund for the reviewed periods.

C. Management Fee and Fund Expense Ratio

The Directors considered information concerning the proposed management fee under the Management Agreement (“Management Fee”) and its effect on the Fund’s overall expense ratio as well as information comparing the Management Fee and the pro forma expense ratio of the Fund to the advisory fees and expense ratios of other similarly situated mutual funds. The Directors noted that the Management Fee would cover all expenses of the Fund, except certain expenses such as brokerage commissions, “acquired fund expenses” and extraordinary expenses. The Directors noted the Management Fee is comparable to the advisory fees of the similarly situated mutual funds selected by the Manager and that the Fund’s pro forma total annual expense ratio of 1.00% is comparable to the average expense ratio (as calculated by Morningstar) of the low cost five-star mutual funds included in the Board Materials and to the average expense ratio of the similarly situated mutual funds selected by the Manager. They noted that the low cost five-star mutual funds consisted of approximately 160 mutual funds and excluded index funds and sector funds.

In evaluating the Management Fee, the Directors took into account the demands, complexity, and quality of the investment management of the Fund. The Directors also considered information concerning the fees paid by the Manager to the Fund’s service providers, such as the custodian, transfer agent, administrator and fund accountant. They also considered information regarding the Manager’s payment from its resources of certain expenses for the benefit of the Fund, including distribution expenses and account-level expenses associated with certain omnibus accounts.

The Directors did not compare the fees charged by the Manager to the Fund with the fees charged by the Manager to its other advisory accounts. They determined not to compare these fees because the services provided by the Manager to its other advisory accounts are materially different from the services provided by the Manager to the Fund. Although the Directors did not compare the fees charged by

THE FAIRHOLME FUND

ADDITIONAL INFORMATION (Continued)

May 31, 2008

the Manager to its other advisory accounts with the fees charged by the Manager to the Fund, the Directors were advised that the total fees charged by the Manager to the Fund were generally lower than the fees charged by the Manager to its other advisory accounts.

After considering the Management Fee and the Fund’s pro forma expense ratio relative to the advisory fees and expense ratios of other similarly situated mutual funds, the Directors determined that the Management Fee was reasonable in light of the investment advisory and operational services provided by or through the Manager and the fees charged by other advisers to similar funds offering similar services.

D. Profitability

The Directors considered information regarding the profitability of the Manager in connection with the Manager’s receipt of the current investment advisory fee and current operating services fee from the Fund, and any differences due to the Management Fee. The Directors noted that the information provided to them was estimated by the Manager. They considered the Manager’s past profitability in light of the Fund’s overall expense ratio and performance and the services provided by or through the Manager and concluded that the Manager’s profitability was not such as to prevent them from approving the Management Agreement.

E. Economies of Scale

The Directors considered information concerning economies of scale and whether the Management Fee might require adjustment in light of economies of scale. The Directors reviewed the Fund’s increase in asset size resulting from both appreciation and new stockholder accounts and determined that no modification of the Management Fee was necessary in light of the fact that the Fund’s pro forma expense ratio was less than or comparable to its peers and below the expense ratio of the average actively managed equity mutual fund.

F. Other Items

The Directors also considered the financial strength of the Manager and the Manager’s agreement, to bear one-half of the costs and expenses associated with soliciting stockholders for their approval of the Proposals included in the Proxy Statement.

THE FAIRHOLME FUND

ADDITIONAL INFORMATION (Continued)

May 31, 2008

Stockholder Meeting

An Annual Meeting of Stockholders (the “Meeting”) of Fairholme Funds, Inc. (the “Company”) was held on May 19, 2008.

The purpose of the Meeting was to consider and act upon the following proposals:

1.)	To elect seven Directors of the Company, each to hold office for an indefinite term.

2A.)	To replace the Fund’s fundamental investment policy to allow issuance of senior securities and borrowing of money as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

2B.)	To replace the Fund’s fundamental investment policy to allow purchasing of restricted securities under circumstances in which, if such securities were sold, the Fund may be deemed an “underwriter” under the Securities Act of 1933, as amended.

2C.)	To replace the Fund’s fundamental investment policy to conform the definition of “concentration” to the 1940 Act.

2D.)	To replace the Fund’s fundamental investment policy to allow the Fund to sell real estate that it may acquire as a result of ownership of securities.

2E.)	To replace the Fund’s fundamental investment policy to allow the Fund to invest in futures contracts, options on futures contracts and privately-negotiated contracts for the current or future delivery of commodities.

2F.)	To replace the Fund’s fundamental investment policy to allow the Fund to loan money in the form of purchasing debt, lending of securities, using repurchase agreements or making loans to affiliated funds as permitted by the 1940 Act.

2G.)	To eliminate the Fund’s fundamental investment policy limiting the Fund to invest in no more than 25 issuers with respect to 75% of its assets.

2H.)	To eliminate the Fund’s fundamental investment policy prohibiting the Fund from investing in companies for the purpose of management or the exercise of control.

2I.)	To eliminate the Fund’s fundamental investment policy prohibiting the Fund from purchasing more than 10% of the voting securities of an issuer.

2J.)	To eliminate the Fund’s fundamental investment policy prohibiting the Fund from investing in oil, gas or other mineral exploration or development programs.

THE FAIRHOLME FUND

ADDITIONAL INFORMATION (Continued)

May 31, 2008

3.)	To approve the Management Agreement.

The tabulation of the stockholder votes rendered the following results:

	For	Against	Withhold/Abstain
Proposal 1.
Cesar L. Alvarez	183,938,398	1,011,255	4,652,298
Bruce R. Berkowitz	184,279,440	912,711	4,409,800
Keith D. Trauner	184,251,157	918,528	4,432,266
Terry L. Baxter	184,202,638	970,704	4,428,609
Howard S. Frank	184,249,146	924,456	4,428,349
Avivith Oppenheim	184,180,660	942,581	4,478,710
Leigh Walters	184,324,027	915,810	4,362,114
Proposal 2A.	123,088,122	4,495,341	4,976,935
Proposal 2B.	123,225,703	4,343,160	4,991,534
Proposal 2C.	123,355,307	4,218,388	4,986,703
Proposal 2D.	123,716,639	3,982,511	4,861,247
Proposal 2E.	122,451,550	5,174,726	4,934,121
Proposal 2F.	122,832,195	4,751,353	4,976,850
Proposal 2G.	123,721,751	3,916,327	4,922,319
Proposal 2H.	123,339,247	4,208,830	5,012,320
Proposal 2I.	123,181,343	4,474,102	4,904,953
Proposal 2J.	123,378,376	4,368,145	4,813,876
Proposal 3.	123,835,341	3,644,512	5,080,544

Accordingly, all proposals were approved by the Fund’s stockholders.

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Item 2.	Code of Ethics.

Not applicable for semi-annual reports.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the

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“1940 Act”) are effective, as of a date within 90 days of the filing of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Fairholme Funds, Inc.

By (Signature and Title)*	/s/ Bruce R. Berkowitz
Bruce R. Berkowitz, President

Date	July 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce R. Berkowitz
Bruce R. Berkowitz, President

Date	July 30, 2008

By (Signature and Title)*	/s/ Paul R. Thomson
Paul R. Thomson, Treasurer

Date	July 30, 2008

*	Print the name and title of each signing officer under his or her signature.

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